UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 4, 2008


                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                     0-29804               82-0255758
-------------------------           -----------        ---------------------
(State or other jurisdiction of     Commission           (I.R.S. Employer
 incorporation or organization)     file number        Identification Number)


          3755 Capital of Texas Highway Suite 160E, Austin Texas 78704
          ------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (512) 447-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per share


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

         On February 4, 2008, the Registrant began a phased announcement of the launch of its Digital Signature and annotation features for its flagship product Sfax (TM), making it a truly paperless electronic fax management system for health care providers. The Registrant will officially launch the Digital Signature and annotation features with a Webcast, which can be accessed by visiting the Registrant's web site, www.sfaxme.com, on February 12, 2008.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2008


SecureCARE Technologies, Inc.

By:    /s/ NEIL BURLEY
       -----------------------------------------
Name:  Neil Burley
Title: Chief Financial Officer